                                                                   Exhibit 10.22

                               ANGIODYNAMICS, INC.

           SPIN-OFF ADJUSTMENT STOCK OPTION PLAN FOR E-Z-EM EMPLOYEES

1.       PURPOSE OF PLAN
         ---------------

         The purpose of the Plan is to enable Angio to fulfill its obligation to grant options to purchase Shares to employees and former employees of the Company in connection with the adjustment of their options that are outstanding under the Parent Company's 1983 Stock Option Plan on the record date of the Spin-Off.

2.       DEFINITIONS
         -----------

         (a) "Angio" means AngioDynamics, Inc., a Delaware corporation.

         (b) "Beneficiary" means a person or entity (including but not limited to a trust or estate), designated in writing by the Optionee, on such forms and in accordance with such terms and conditions as the Committee may prescribe, to whom such Optionee's Option shall pass in the event of the death of the Optionee. In the event that the person or entity so designated is not living or in existence at the time of the death of the Optionee, or in the event that no such person or entity has been so designated, the "Beneficiary" shall mean the person or entity to whom the Optionee's Option shall have passed by will or the laws of descent and distribution.

         (c) "Board" means the board of directors of Angio.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" means the Board or the Compensation Committee of the Board, whichever is administering the Plan, as described in Paragraph 5.

         (f) "Company" means E-Z-EM, Inc. and each of its Subsidiary Companies.

         (g) "Date of Grant" means the date on which an Option is granted.

         (h) "Non-Qualified Option" shall mean an option that is not intended to be treated for federal income tax purposes as an "incentive stock option" within the meaning of Section 422(b) of the Code.

         (i) "Option" means a stock option granted under the Plan.

         (j) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

         (k) "Parent Company" means E-Z-EM, Inc.

         (l) "Plan" means the AngioDynamics, Inc. Spin-Off Adjustment Stock Option Plan for E-Z-EM Employees set forth in these pages.

         (m) "Shares" means shares of common stock of Angio.

         (n) "Spin-Off" means the distribution by the Parent Company, on or before December 31, 2005, of all Shares owned on the date in question by the Parent Company to stockholders of the Parent Company, by whatever means effected.

         (o) "Subsidiary Companies" means all corporations that, at the time in question, are subsidiary corporations of the Parent Company within the meaning of Section 424(f) of the Code.

         (p) "Value" means on any given date, the closing price of the Shares as reported by NASDAQ, or if listed on a national exchange, the closing price of the Shares on the principal national securities exchange on which the Shares are listed on such date or, if there are no such sales on such date, the corresponding price on the last date on which such sales took place.

3.       RIGHTS TO BE GRANTED
         --------------------

         Rights that may be granted under the Plan are Non-Qualified Options, that give the Optionee the right for a specified time period to purchase a specified number of Shares for a price not less than their par value.

4.       STOCK SUBJECT TO PLAN
         ---------------------

         Not more than 565,000 Shares in the aggregate may be issued pursuant to the Plan upon exercise of Options. If an Option terminates without having been exercised in whole or part, other Options may be granted covering the Shares as to which the Option was not exercised.

5.       ADMINISTRATION OF PLAN
         ----------------------

         The Plan shall be administered by the Board or by the Compensation Committee of the Board, which shall be composed of at least two directors of Angio appointed by the Board.

6.       GRANT OF RIGHTS
         ---------------

         The Committee may grant Options to eligible employees and former employees of the Company.

7.       ELIGIBILITY
         -----------

         Options may be granted only to employees and former employees of the Company, including any such employees or former employees who are also directors of the Parent Company or employees of Angio, who, as of the record date of the Spin-Off, have options (whether or not then exercisable) to purchase shares of common stock of the Parent Company that were granted under the Parent Company's 1983 Stock Option Plan (as amended and in effect from time to time) and that have not terminated, expired or been exercised.

8.       OPTION AGREEMENTS AND TERMS
         ---------------------------

         All Options shall be granted on or before December 31, 2005 and be evidenced by option agreements that shall be executed on behalf of Angio and by the respective Optionees. The terms of each such agreement shall be determined from time to time by the Committee consistent, however, with the following:

         (a) Option Price. The option price per Share shall be determined by the
             ------------
Committee but shall not be less than the par value of the Shares.

         (b) Restriction on Transferability. An Option shall not be transferable
             ------------------------------
otherwise than by will or the laws of descent and distribution or to a Beneficiary and, during the lifetime of the Optionee, shall be exercisable only by him or her. Upon the death of an Optionee, the Beneficiary may exercise any Options in accordance with the provisions of Paragraph 8(e).

         (c) Payment. Full payment for Shares purchased upon the exercise of an
             -------
Option shall be made in cash or, at the election of the Optionee and subject to such terms and conditions as the Committee may provide in the option agreement, by surrendering Shares (by actual delivery or by constructive delivery effected by attesting upon proof satisfactory to Angio of ownership of Shares) with an aggregate Value equal to the aggregate option price or by a combination of cash and surrendering Shares. Subject to Section 402 of the Sarbanes-Oxley Act of 2002 as amended from time to time and such terms and conditions as the Committee may impose in the option agreement, payment for Shares purchased upon exercise of an Option may also be paid in whole or in part by a "cashless exercise" that satisfies the provisions of section 220.3(e)(4) (or a successor or similar provision) of Regulation T promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. ss.220.3(e)(4)) pursuant to which the Optionee instructs a third party to sell immediately some or all of the Shares acquired by exercise of the Option and to deliver to Angio an amount of sale proceeds (or, in lieu of or pending a sale, loan proceeds) equal to the purchase price and any taxes required to be withheld in connection with such exercise. Payment for Shares purchased upon the exercise of an Option may not be made by surrender of Shares or a cashless exercise at any time at which Angio determines that the Optionee is in possession of material inside information that may impair the Value of Shares or determines that such payment would otherwise be unlawful.

         (d) Issuance of Certificates; Payment of Cash. Only whole Shares shall
             -----------------------------------------
be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon payment of the option price, a certificate for the number of whole Shares and a check for the Value on the date of exercise of the fractional share to which the Optionee is entitled shall be delivered to such Optionee by Angio. If listed on NASDAQ or a national exchange, Angio shall not be obligated to deliver any certificates for Shares until such Shares have been listed (or authorized for listing upon official notice of issuance) upon NASDAQ or, if applicable, each stock exchange upon which outstanding Shares of such class at the time are listed nor until there has been compliance with such laws or regulations as Angio may deem applicable. Angio shall use its best efforts to effect such listing and compliance.

         (e) Periods of Exercise of Options. Except as provided below, an Option
             ------------------------------
shall be exercisable in whole or in part at such time as may be determined by the Committee and stated in the option agreement, provided that an Option shall not be exercisable after ten years from the Date of Grant:

                  (i) In the event that an Optionee ceases to be employed by the Company for any reason other than death, an Option shall not be exercisable after 3 months from the date the Optionee ceases to be employed by the Company; provided that if such cessation of employment is due to the disability or the retirement of the Optionee he or she shall have the right to exercise his or her Options to the extent determined by the Committee in its discretion and set forth in the option agreement, provided, however, that in no event shall an
                               -----------------
Option be exercisable after ten years from the Date of Grant; and

                  (ii) In the event that an Optionee ceases to be employed by the Company by reason of his or her death, an Option shall not be exercisable after one year from the date of death; provided that in such event, the Beneficiary may exercise any of the decedent's Options to the extent determined by the Committee in its discretion and set forth in the option agreement, provided that an Option shall not be exercisable after ten years from the Date of Grant.

         (f) Date of Exercise. The date of exercise of an Option shall be the
             ----------------
date on which written notice of exercise, addressed to Angio at its main office to the attention of its Treasurer, is hand delivered, telecopied or mailed, first class postage prepaid; provided that Angio shall not be obliged to deliver any certificates for Shares pursuant to the exercise of an Option until the Optionee shall have made payment in full of the option price for such Shares. Each such exercise shall be irrevocable when given. Each notice of exercise must state the number of Shares with respect to which the Optionee is exercising the Option and must include a statement of preference or election as to the manner in which payment to Angio shall be made (Shares or cash or a combination of Shares and cash). Upon the exercise of an Option, Angio shall have the right to require the Optionee to remit to Angio, in cash and/or through the retention of Shares acquired upon the exercise, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by Angio of any certificate for Shares. Upon the exercise of the Option, the Optionee may elect to have Angio satisfy all or part of "the employer's minimum statutory withholding" obligation (within the meaning of Question 15(c) of FASB Interpretation No. 44), or such higher withholding obligation as the option agreement may permit, through the retention of whole Shares acquired upon the exercise of such Option having a Value on the exercise date equal to the withholding obligation or part thereof in question; provided that no such election shall be permitted at any time at which Angio determines that the Optionee is in possession of material inside information that may impair the Value of Shares or determines that the making of or giving effect to such election would otherwise be unlawful.

9.       RIGHTS AS STOCKHOLDERS
         ----------------------

         An Optionee shall have no rights as a stockholder with respect to any Shares covered by his or her Options until the date of issuance of a stock certificate to him or her for such Shares.

10.      CHANGES IN CAPITALIZATION
         -------------------------

         In the event of a stock dividend, stock split, recapitalization, reclassification of shares, combination, subdivision, issuance of rights to all stockholders, or other similar corporate change (including, without limitation, a spin-off by Angio), the Board shall make an appropriate adjustment in the aggregate number and class of shares that may be subject to Options, and the number and class of shares subject to, and the option price of, each then-outstanding Option. In the event of a spin-off by Angio, the Board may also arrange for the holder of each then-outstanding Option to be granted, on such terms and subject to such conditions as it may deem to be appropriate, options to purchase securities of the spun-off entity at a price and in a quantity such that the aggregate intrinsic value (fair market value less option price) of such options and the Option immediately after the spin-off will be equal to (or less than) the intrinsic value of the Option immediately before the spin-off.

11.      MERGERS, DISPOSITIONS AND CERTAIN OTHER TRANSACTIONS
         ----------------------------------------------------

         If during the term of any Option Angio or any subsidiary of Angio shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganization or a liquidation or partial liquidation of Angio, Angio may choose to take no action with regard to the Options outstanding or to take any of the following courses of action:

         (a) Not less than 15 days nor more than 60 days prior to any such transaction all Optionees shall be notified that their Options shall expire on the 15th day after the date of such notice, in which event all Optionees shall have the right to exercise all of their Options prior to such new expiration date;

         (b) Angio shall provide in any agreement with respect to any such merger, consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant options to the Optionees to acquire shares in such corporation with respect to which the excess of the fair market value of the shares of such corporation immediately after the consummation of such merger, consolidation, combination or acquisition over the option price, shall not be greater than the excess of the Value of the Shares over the option price of Options, immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

         (c) Angio shall take such other action as the Board shall determine to be reasonable under the circumstances in order to permit Optionees to realize the value of rights granted to them under the Plan.

12.      PLAN NOT TO AFFECT EMPLOYMENT
         -----------------------------

         Neither the Plan nor any Option shall confer upon any Optionee or any other person any right to continue in the employment of the Company, or any right to enter into or continue in the employment of Angio.

13.      INTERPRETATION
         --------------

         The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that Options shall be subject to federal income tax pursuant to the provisions of Section 83 of the Code and, in the case of any Optionee whose transactions in equity securities of Angio are subject to Section 16 of the Securities Exchange Act of 1934 as amended, that transactions under the Plan with respect to such Optionee shall qualify for an exemption available under Rule 16b-3(or any similar rule) of the Securities and Exchange Commission. The Plan and the Options are also intended to be administered, interpreted and construed, to the maximum extent practicable, in the same way that the Parent Company's 1983 Stock Option Plan and options outstanding thereunder on the record date of the Spin-Off are administered, interpreted and construed. The provisions of the Plan and the Options shall be interpreted and applied insofar as possible to carry out such intent.

14.      AMENDMENTS
         ----------

         The Plan may be amended by the Board, but any amendment that increases the aggregate number of Shares that may be issued pursuant to the Plan upon exercise of Options (otherwise than pursuant to Paragraph 10), that changes the class of eligible persons, or that otherwise requires the approval of the shareholders of Angio in order to maintain the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission, or that otherwise requires the approval of the shareholders of Angio, shall require the approval of the holders of such portion of the shares of the capital stock of Angio present and entitled to vote on such amendment as is required by applicable state law and the terms of Angio's capital stock to make the amendment effective. No outstanding Option shall be adversely affected by any such amendment without the written consent of the Optionee or other person then entitled to exercise such Option.

15.      SECURITIES LAWS
         ---------------

         The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then existing requirements of Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

16.      EFFECTIVE DATE AND TERM OF PLAN
         -------------------------------

         The Plan shall become effective on the date on which it is adopted by the Board and shall expire on December 31, 2005 unless sooner terminated by the Board. No Options may be granted under the Plan after the date on which it expires or is terminated, but the Plan shall continue in effect after that date with respect to any Options that were granted under the Plan before that date and that remain outstanding after that date, until such Options are exercised, terminate or expire.

                                       ***

                                  Page 7 of 7